                                                                   EXHIBIT 99.4

                       CONSENT OF LOUISE R. COOPER

  The undersigned hereby consents to being named as Vice President of Worldwide Marketing in the Registration Statement on Form S-1 of Cyberian Outpost, Inc. and any amendments thereto.

                                                /s/ Louise R. Cooper
                                          _____________________________________

                                                  Louise R. Cooper

July 7, 1998